As filed with the Securities and Exchange Commission on June 13, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

STADION INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Address of principal executive offices)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Reminder Message From ___________

YOU WERE PREVIOUSLY SENT PROXY SOLICITING INFORMATION PERTAINING TO
THE STADION FUNDS MEETING OF SHAREHOLDERS.  ACCORDING TO OUR LATEST
RECORDS, WE HAVE NOT RECEIVED YOUR VOTING INSTRUCTION (S) ON THE
MATTERS TO BE CONSIDERED AT THIS MEETING.
Vote view material here: http://www.Proxyvote.com/0012345678901

Important Notice Regarding the Availability of Proxy Materials

2011 STADION FUNDS Special Meeting of Stockholders
MEETING DATE: June 27, 2011
For Holders as of: April 29, 2011
ACCOUNT NUMBER: *******************
CONTROL NUMBER: 012345678901

Vote your proxy and view material: http://www.Proxyvote.com/0012345678901

Internet voting is accepted up to 11:59 PM (ET) the day before the meeting/cut-off date.

To access ProxyVote, you will need the above CONTROL NUMBER, and the four-digit PIN, you enrolled with at the time you elected to receive electronic communications (we suggest the last four digits of your Social Security Number or Tax ID). If you do not know your PIN, please follow the instructions below.

Please refer to the proxy materials, available via the link(s) below, to confirm if a cut-off date applies to this solicitation. In the event of a discrepancy between information contained in this e-mail and the proxy material, the proxy material will prevail.

The relevant supporting documentations can also be found using the links below.

Proxy Statement
http://materials.proxyvote.com/Approved/MC2215/20110426/NPS_91283.PDF

Reminder Notice
https://materials.proxyvote.com/Approved/MC2215/20110429/SHLTR_93644.PDF

If you would like to cancel your enrollment, or change your e-mail address or  PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below, and your four-digit PIN.  If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is:                 H003567678637

There are no charges for this service.  There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com. Include the original text and Subject line of this message for identification purposes.

AOL Users, please highlight the entire message before clicking reply.

To view the documents below, you will need the ADOBE ACROBAT Reader.
To download the Adobe Reader, click the URL address below:
http://www.adobe.com/products/acrobat/readstep2.html

CUSIP NUMBER: 85235B103

STADION INVESTMENT TRUST

Recently we sent you proxy material regarding the Special Meeting of Shareholders that is scheduled for June 27, 2011. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as scheduled.

1-877-826-0877

Voting is very important for your investment and the operation of the Fund. Please vote now to be sure your vote is received in time for the June 27, 2011 Special Meeting of Shareholders.
The Fund has made it very easy for you to vote. Choose one of the following methods:

•  Speak to a live Proxy Specialist by calling the number above. We can answer your questions and record your vote. (open: M-F 9:30am -9pm, Sat 10am – 6pm ET)

•  Log on to the website listed on your proxy card, enter your control number located on your proxy card, and vote by following the on screen prompts.

•  Call the toll-free touchtone voting number listed on your proxy card with your control number located on your proxy card and follow the touchtone prompts.

•  Mail in your signed proxy card in the envelope provided.

Voting takes only a few minutes.
PLEASE VOTE TODAY.

(If you have recently voted, thank you, and please disregard this notice.)